Advisory Research Global Value Fund
(Ticker Symbol: ADVWX)

A series of Investment Managers Series Trust

Supplement dated June 30, 2017, to the
Summary Prospectus dated March 1, 2017, as amended.

Effective July 1, 2017 (the “Effective Date”), Drew Edwards, Marco P. Priani, James M. Langer, Matthew K. Swaim and Bruce M. Zessar will no longer serve as portfolio managers of the Advisory Research Global Value Fund (the “Global Value Fund”). Adam Steffanus and Michael Valentinas will be added as portfolio managers to the Global Value Fund. Accordingly, as of the Effective Date, the “Portfolio Managers” section on page 4 of the Summary Prospectus is replaced with the following:

Adam Steffanus and Michael Valentinas are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Managers	Portfolio Manager of the Fund Since:
Adam Steffanus	2017
Michael Valentinas	2017

Please file this Supplement with your records.